Estimated Amortization Expense of Intangibles (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Finite-Lived Intangible Assets [Line Items]
2015	$ 132
2016	66
2017	24
Net	$ 222	$ 1,461